                                                                               .
                                                                               .
                                                                               .
                                                                  Exhibit (g)(v)

                          SHAREHOLDER SERVICE AGREEMENT
                                     AMENDED
                                   SCHEDULE A


Name of Fund                                                  Effective Date
------------                                                  --------------
Schwab 1000 Fund                                              May 1, 1993
Schwab Long-Term Government
  Bond Fund                                                   May 1, 1993
Schwab Short-Term Bond Market Fund
  (Formerly known as Schwab Short-Term
  Bond Market Index Fund; and
  Schwab Short/Intermediate
  Government Bond Fund)                                       May 1, 1993
Schwab Total Bond Market Fund
  (Formerly known as Schwab Total Bond
  Market Index Fund; and Schwab
  Long-Term Government
  Bond Fund)                                                  May 1, 1993
Schwab California Long-Term Tax-Free Bond Fund                May 1, 1993
Schwab California Short/Intermediate Tax-Free Bond Fund       May 1, 1993

Schwab Short/Intermediate
  California Tax-Free Bond Fund                               May 1, 1993
Schwab Long-Term Tax-Free Bond Fund                           May 1, 1993
Schwab Short/Intermediate
  Tax-Free Bond Fund                                          May 1, 1993
Schwab YieldPlus Fund                                         July 21, 1999
Schwab GNMA Fund                                              January 27, 2003
Schwab California Tax-Free YieldPlus Fund                     November 15, 2004
Schwab Tax-Free YieldPlus Fund                                November 15, 2004
Schwab Inflation Protected Fund                               January 21, 2006
Schwab Global Real Estate Fund                                February 28, 2007
Schwab Premier Income Fund                                    September 19, 2007

                                       SCHWAB INVESTMENTS

                                       By:     /s/ Kimon Daifotis
                                               -------------------------
                                       Name:   Kimon Daifotis
                                       Title:  Senior Vice President and
                                               Chief Investment Officer

                                       CHARLES SCHWAB & CO., INC.

                                       By:     /s/ Fred Potts
                                               --------------------------
                                       Name:   Fred Potts
                                       Title:  Senior Vice President

Dated: September 19, 2007

                                     AMENDED
                                   SCHEDULE C
                            SHAREHOLDER SERVICE FEES

Name of Fund                                                  Fee
------------                                                  ---
Schwab 1000 Fund -- Investor Shares                           Twenty one-hundredths of one percent (.20%) of the class's average annual net assets, calculated and payable on a monthly basis


Schwab 1000 Fund - Select Shares TM                           Five one-hundredths of one percent (.05%) of the class's average annual net assets, calculated and payable on a monthly basis

Schwab Total Bond Market Fund                                 Twenty one-hundredths of one percent (.20%) of the Fund's average
  (Formerly known as Schwab Total Bond                        annual net assets, calculated and payable on a monthly basis
  Market Index Fund; and Schwab
  Long-Term Government
  Bond Fund)

Schwab Short-Term Bond Market Fund                            Twenty one-hundredths of one percent (.20%) of the Fund's average
  (Formerly known as Schwab Short-Term                        annual net assets, calculated and payable on a monthly basis
  Bond Market Index Fund; and
  Schwab Short/Intermediate
  Government Bond Fund)

Schwab Long-Term California                                   Twenty one-hundredths of one percent (.20%) of the Fund's average
  Tax-Free Bond Fund                                          annual net assets,  calculated and payable on a monthly basis

Schwab Short/Intermediate                                     Twenty one-hundredths of one percent (.20%) of the Fund's average
  California Tax-Free Bond                                    annual net assets, calculated and payable on a monthly basis
  Fund

Schwab Long-Term Tax-Free Bond Fund                           Twenty one-hundredths of one percent (.20%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab Short/Intermediate                                     Twenty one-hundredths of one percent (.20%) of the Fund's average
  Tax-Free Bond Fund                                          annual net assets, calculated and payable on a monthly basis

Schwab YieldPlus Fund -- Investor Shares                      Twenty one-hundredths of one percent (.20%) of the class's average annual net assets, calculated and payable on a monthly basis

Schwab YieldPlus Fund -- Select Shares                        Five one-hundredths of one percent (.05%) of the class's average annual net assets, calculated and payable on a monthly basis

Schwab GNMA Fund -- Investors Shares                          Twenty one-hundredths of one percent (.20%) of the class's average annual net assets, calculated and payable on a monthly basis

Schwab GNMA Fund -- Select Shares                             Five one-hundredths of one percent (.05%) of the class's average annual net assets, calculated and payable on a monthly basis

Schwab California Tax-Free YieldPlus Fund --                  Twenty one-hundredths of one percent (.20%) of the class's average
Investors Shares                                              annual net assets, calculated and payable on a monthly basis

Schwab California Tax-Free YieldPlus Fund --                  Five one-hundredths of one percent (.05%) of the class's average
Select Shares                                                 annual net assets, calculated and payable on a monthly basis

Schwab Tax-Free YieldPlus Fund -- Investor Shares             Twenty one-hundredths of one percent (.20%) of the class's average annual net assets, calculated and payable on a monthly basis

Schwab Tax-Free YieldPlus Fund -- Select Shares               Five one-hundredths of one percent (.05%) of the class's average annual net assets, calculated and payable on a monthly basis

Schwab Inflation Protected Fund -- Investor Shares            Twenty one-hundredths of one percent (.20%) of the class's average annual net assets, calculated and payable on a monthly basis

Schwab Inflation Protected Fund -- Select Shares              Five one-hundredths of one percent (.05%) of the class's average annual net assets, calculated and payable on a monthly basis

Schwab Global Real Estate Fund -- Investor Shares             Twenty one-hundredths of one percent (.20%) of the class's average annual net assets, calculated and payable on a monthly basis

Schwab Global Real Estate Fund -- Select Shares               Five one-hundredths of one percent (.05%) of the class's average annual net assets, calculated and payable on a monthly basis

Schwab Premier Income Fund -- Investor Shares                 Twenty one-hundredths of one percent (.20%) of the class's average annual net assets, calculated and payable on a monthly basis

Schwab Premier Income Fund -- Select Shares                   Five one-hundredths of one percent (.05%) of the class's average annual net assets, calculated and payable on a monthly basis

Schwab Premier Income Fund -- Institutional Shares            Five one-hundredths of one percent (.05%) of the class's average annual net assets, calculated and payable on a monthly basis

                                       SCHWAB INVESTMENTS

                                       By:     /s/ Kimon Daifotis
                                               -------------------------
                                       Name:   Kimon Daifotis
                                       Title:  Senior Vice President and
                                               Chief Investment Officer

                                       CHARLES SCHWAB & CO., INC.

                                       By:     /s/ Fred Potts
                                               -------------------------
                                       Name:   Fred Potts
                                       Title:  Senior Vice President


Dated as of September 19, 2007
            ------------------